UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2008

Lumera Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32246	91-2011728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19910 North Creek Parkway, Bothell, Washington	98011

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (425) 415-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

On December 4, 2008, Lumera Corporation (the “Company”) announced that it received shareholder approval of the Agreement and Plan of Merger, dated as of March 27, 2008, by and among GigOptix, LLC, the Company, Galileo Merger Holdings, Inc., Galileo Merger Sub G, Inc. and Galileo Merger Sub L, Inc.

A copy of the press release issued by the Company on December 4, 2008 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release issued by GigiOptix LLC on December 4, 2008 regarding the shareholder vote is attached hereto as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by the Company on December 4, 2008

99.2	Press Release issued by GigiOptix LLC on December 4, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMERA CORPORATION

By:	/s/ Peter J. Biere
Name:	Peter J. Biere
Title:	Chief Financial Officer and Treasurer

Date: December 4, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Company on December 4, 2008

99.2	Press Release issued by GigiOptix LLC on December 4, 2008